Federated Total Return Bond Fund II
 (Portfolio of Federated Insurance Series)
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Supplement to Prospectuses and Statements of Additional Information dated
April 30, 2004


A special meeting of the shareholders of Federated Total Return Bond Fund II (the "Fund"), will be held at 5800 Corporate Drive, Pittsburgh, PA 15237-7000, at 2:00 p.m.(Eastern time) on December 2, 2004, for the following purposes:

1. To approve the Liquidation and Dissolution of the Fund pursuant to a Plan of Liquidation (the "Plan") which provides for the liquidation of the Fund's assets, the satisfaction of the Fund's liabilities and a distribution of any remaining proceeds to shareholders; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


Shares of the Fund are used solely as an investment vehicle for separate accounts (each, a "Separate Account") of participating insurance companies offering variable annuity contracts and variable life insurance policies ("Participating Insurance Companies"). The Participating Insurance Companies, as shareholders of the Fund, will request voting instructions with respect to the approval of the Plan from the owners of the variable annuity contracts and variable life insurance policies (the "Variable Contract Owners") of the Separate Accounts, and will vote the Separate Accounts' shares or other voting interests in the Fund in proportion to the voting instructions received. Each Separate Account is required to vote its shares of a Fund in accordance with instructions received from Variable Contract Owners.

Shareholders of the Fund as of October 25, 2004 will be receiving a proxy statement in the mail that provides details and additional information regarding the proposed liquidation and dissolution of the Fund. The Plan will become effective on the date of its approval by shareholders. Following shareholder approval, all of the Fund's assets will be converted into cash, all expenses will be paid and the remaining cash will be distributed to the Separate Accounts. The Fund has been advised by the Participating Insurance Companies that, absent instruction from a Variable Contract Owner to the contrary, after the remaining cash has been distributed to the Separate Accounts, each Variable Contract Owner will have assets that were formerly invested in the Fund transferred into a money market fund designated by the Participating Insurance Companies.


                                                              October 29, 2004

Cusip 313916868

31412 (10/04)